                                                                     EXHIBIT 4.3

                  FIRST AMENDED REGISTRATION RIGHTS AGREEMENT
                  -------------------------------------------


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into
                                                    ---------
as of June 1, 1998 by and among American Pharmaceutical Partners, Inc., a California corporation (the "Company"), Premier Purchasing Partners, L.P., a
                             -------
California limited partnership ("Premier"), American BioScience Inc., a
                                 -------
California corporation (formerly known as VivoRx Pharmaceutical, Inc.)

("ABS") and the Series A Investors (as defined below).
  ---

                                 R E C I T A L S
                                 - - - - - - - -


          A. Pursuant to the Stock Purchase Agreement dated October 3, 1996 between the Company and Premier (as amended through the date hereof, the

"Premier Stock Purchase Agreement"), the Company, Premier and ABS entered into a
---------------------------------
Registration Rights Agreement dated as of October 10, 1996 (the "Prior
                                                                 -----
Registration Rights Agreement").
-----------------------------

          B. The Company and the Series A Investors have entered into a Series A Preferred Stock Purchase Agreement dated as of January 23, 1998 (the "Series A
                                                                        --------
Stock Purchase Agreement"); the obligation of the Series A Investors to
------------------------
consummate the acquisition of the Series A Preferred Stock under the Series A Stock Purchase Agreement is conditioned upon ABS entering into this Agreement.

          B. The Company and ABS have entered into a Series B/D Preferred Stock Purchase Agreement dated as of May 29, 1998 (the "Series B/D Stock Purchase
                                                  -------------------------
Agreement"); the obligation of ABS to consummate the acquisition of the Series B
---------
and Series D Preferred Stock under the Series B/D Stock Purchase Agreement is conditioned upon ABS entering into this Agreement.

          D. The Company, ABS and Premier desire to amend and restate the Prior Registration Rights Agreement in the manner set forth herein to induce the Series A Investors to enter into and consummate the transactions contemplated by the Series A Stock Purchase Agreement.

                                 AGREEMENT
                                 ---------

          NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises herein contained, the parties hereby agree (and the Company, ABS and Premier agree to amend and restate the Prior Registration Rights Agreement) as follows:

          1.  Definitions.  Unless the context otherwise requires, the terms
              -----------
defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

          "ABS New Securities" shall mean the ABS Series B Securities and the
           ------------------
ABS Series D Securities, collectively.

          "ABS Prior Securities" means (i) the shares of Common Stock owned by
           --------------------
ABS as
of the date hereof and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, merger or consolidation or reorganization, collectively; provided, however, that such shares of Common Stock shall only be treated as ABS Prior Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

          "ABS Series B Securities" means (i) the Common Stock issued or
           -----------------------
issuable upon conversion of the Series B Preferred Stock issued and sold to ABS pursuant to the Series B/D Stock Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, merger or consolidation or reorganization, collectively; provided, however, that such shares of Common Stock shall only be treated as ABS Series B Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

          "ABS Series D Securities" means (i) the Common Stock issued or
           -----------------------
issuable upon conversion of the Series D Preferred Stock issued and sold to ABS pursuant to the Series B/D Stock Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, merger or consolidation or reorganization, collectively; provided, however, that such shares of Common Stock shall only be treated as ABS Series D Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

          "ABS Securities" means the ABS Prior Securities and the ABS New
           --------------
Securities, collectively."Agreement" means this Registration Rights Agreement.
                          ---------

          "Board" means the Board of Directors of the Company.
           -----

          "Common Stock" means the common stock of the Company.
           ------------

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Demand Securities" shall mean the ABS Securities, the Premier
           -----------------
Securities and the Series A Investor Securities, collectively.

          "Future Registrable Securities" shall mean all Common Stock owned now
           -----------------------------
or in the future by any employees of, consultant to, or holders of equity securities, of the Company to whom the Board determines to expressly extend the benefits of this Agreement; provided, that such Person executes a written
                            --------
agreement to be bound by the terms hereof as if such Person were an original party hereto; provided, further that such shares of Common Stock shall only be treated as Future Registrable Securities if and so long as they have not been
(x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

          "Holder" of any security means the record or beneficial owner of such
           ------
security. A Holder of Preferred Stock shall be deemed for purposes of this Agreement to be the Holder of the Common Stock then issuable upon conversion of the Preferred Stock then held thereby.

          "Holders of a Majority of Demand Securities" means the Person or
           ------------------------------------------
Persons who are the Holders of greater than 50% of the shares of Demand Securities then outstanding.

          "Holders of a Majority of Registrable Securities" means the Person or
           -----------------------------------------------
Persons who are the Holders of greater than 50% of the shares of Registrable Securities then outstanding.

          "Holders of a Majority of Series A Investor Securities" means the
           -----------------------------------------------------
Person or Persons who are the Holders of greater than 50% of the shares of the Series A Investor Securities then outstanding.

          "Initiating Holder" means (i) with respect to any registration
           -----------------
effected pursuant to Section 2 hereof, other than a registration on Form S-3, the Holders of Demand Securities having an anticipated public offering price of at least $7,500,000 (before deducting underwriting discount and commission) and (ii) with respect to any registration effected pursuant to Section 2 hereof on Form S-3, the Holders of Demand Securities having an anticipated public offering price of at least $1,000,000 (before deducting underwriting discount and commission).

          "Investor" has the meaning assigned to it in the introductory
           --------
paragraph of this Agreement.

          "IPO" shall mean the closing of an underwritten public offering of
           ---
Common Stock pursuant to an effective registration statement under the Securities Act.

          "Person" means any natural person, corporation, trust, association,
           ------
company, partnership, limited liability company, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

          The terms "register," "registered" and "registration" refer to a
                     ---------   ----------       ------------
registration effected by preparing and filing a registration statement in substantial compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Premier Securities" means (i) the Common Stock issued to Premier
           ------------------
pursuant to the Premier Stock Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall only be treated as Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

          "Premier Stock Purchase Agreement" shall have the meaning assigned to
           --------------------------------
such term in Recital A above.

          "Registrable Securities" shall mean the ABS Securities, the Premier
           ----------------------
Securities, the Series A Investor Securities and the Future Registrable Securities, collectively.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Series A Stock Purchase Agreement" shall have the meaning assigned to
           ---------------------------------
such term in Recital B above.

          "Series A Investors" shall mean the "investors" named in the Series A
           ------------------
Stock Purchase Agreement.

          "Series A Investor Securities" means (i) the Common Stock issued or
           ----------------------------
issuable upon conversion of the Series A Preferred Stock issued and sold to the Series A Investors pursuant to the Series A Stock Purchase Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall only be treated as Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

          "Series B/D Stock Purchase Agreement" shall have the meaning assigned
           -----------------------------------
to such term in Recital C above.

          2.  Demand Registration.
              -------------------

          (a) Commencing on the earlier to occur of (i) the third anniversary of the date hereof or (ii) six months after the IPO, if and whenever the Company shall receive a written request therefor from an Initiating Holder, the Company agrees to prepare and file promptly a registration statement under the Securities Act covering the shares of Demand Securities which are the subject of such request and agrees to use its best efforts to cause such registration statement to become effective as expeditiously as possible. Upon the receipt of such request, the Company agrees to give promptly written notice to all Holders of Demand Securities that such registration is to be effected. The Company agrees to include in such registration statement such shares of Demand Securities for which it has received written requests to register such shares by the Holders thereof within thirty (30) days after the receipt of written notice from the Company. Any registration under this Section 2 shall be on a form designated by the Company (or, if a managing underwriter is designated pursuant to subsection (e) below, by such managing underwriter).

          (b) Notwithstanding the foregoing, if the Company is required to effect a registration pursuant to this Section 2 and the Company furnishes to the Initiating Holder requesting such registration a certificate signed by the President of the Company stating that in the good faith judgment of the Board it would be detrimental to the Company and its shareholders for a registration statement to be filed on or before the date such filing would otherwise be required hereunder, the Company shall have the right to defer such filing for an additional period of not more than 90 days after the expiration of the 30-day period referred to in subsection (a) above; provided, that the Company may not
                                            --------
exercise its right under this subsection (b) more than once in any 12-month period.

          (c) Notwithstanding the foregoing, if at the time the Company receives a request for registration under this Section 2, the Company shall then be in the process of taking action to effect a registered public offering of its securities (other than a registration statement covering primarily stock issued under an employee benefit plan) pertaining to an underwritten public offering of securities for the account of the Company, and files such registration statement within 60 days after receipt of such request, the Company shall not be obligated to effect a registration pursuant to this Section 2 within 180 days following the effective date of such registration statement.

          (d) The Company shall be obligated to prepare, file and cause to become effective only (i) one registration statement pursuant to this Section 2 (other than on Form S-3, as to which there shall be no limit) if the Initiating Holder is ABS,(ii) one registration statement pursuant to this Section 2 (other than on Form S-3, as to which there shall be no limit) if the Initiating Holder is Premier and (iii) one registration statement pursuant to this Section 2 (other than on Form S-3, as to which there shall be no limit) if the Initiating Holder is the Series A Investors.

          (e) If the Initiating Holder intends to distribute the Demand Securities covered by their request by means of an underwriting, they agree to provide the Company with the name of the managing underwriter or underwriters (the "managing underwriter") that the Initiating Holder requesting such registration propose to employ, as a part of their request made pursuant to this
Section 2, and the Company agrees to include such information in its written notice referred to in Section 2(a); provided, that the selection of the managing underwriter by the Initiating Holder shall be subject to the reasonable approval of the Board. In such event the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by the Holders of a Majority of the Registrable Securities initiating such request for registration and such Holder). All Holders proposing to distribute their securities through such underwriting agree to enter into (together with the Company) an underwriting agreement with the underwriter or underwriters selected for such underwriting, in the manner set forth above, provided that such underwriting agreement is in customary form and is reasonably acceptable to the Holders of a majority of the shares of Registrable Securities to be included in such registration.

          (f) Notwithstanding the foregoing, if the managing underwriter of an underwritten distribution advises the Company and the Holders of Registrable Securities participating in such registration in writing that in its good faith judgment the number of shares of Registrable Securities requested to be included in such registration exceeds the number of shares of Registrable Securities which can be sold in such offering, then (i) the number of shares of Registrable Securities so requested to be included in such registration shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering and (ii) this reduced number of shares shall be allocated:

               (A) first, among all Holders of Demand Securities in proportion, as nearly as practicable, to the respective number of shares of Demand Securities (other than the ABS Prior Securities and ABS Series D Securities) held by such Holders at the time of filing the registration statement,

               (B) second, to ABS with respect to any ABS Prior Securities and ABS Series D Securities requested to be included in such registration, and

               (C) third, among all Holders of other Registrable Securities in proportion, as nearly as practicable, to the respective number of shares of other Registrable held by such Holders at the time of the registration statement.

Those Demand and other Registrable Securities which are excluded from the underwriting by reason of the managing underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration and shall be withheld from the market by the Holders thereof for a period (not to exceed 180 days) which the managing underwriter reasonably determines is necessary to effect the underwritten public offering.

          (g) If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company and, subject to the requirements of Section 7 hereof, other holders of the Company's securities may include securities for its (or their) own account in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          3.  Piggyback Registration.
              ----------------------

          (a) Each time the Company shall determine to file a registration statement under the Securities Act (other than on Form S-4, S-8 or a registration statement on Form S-1 covering solely an employee benefit plan) in connection with the proposed offer and sale of any of its securities either for its own account or on behalf of any other security holder, the Company agrees to give promptly written notice of its determination to all Holders of Registrable Securities. Upon the written request of a Holder of any shares of Registrable Securities given within thirty (30) days after the receipt of such written notice from the Company, the Company agrees to cause all such Registrable Securities, the Holders of which have so requested registration thereof, to be included in such registration statement and registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered.

          (b) If the registration of which the Company gives written notice pursuant to Section 3(a) is for a public offering involving an underwriting, the Company shall so advise the Holders as a part of its written notice. In such event the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting agree to enter into (together with the Company and the other holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company.

          (c) Notwithstanding any other provision of this Section 3, if the managing underwriter of an underwritten distribution advises the Company and the Holders of the Registrable Securities participating in such registration in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering, then (i) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering (except for shares to be included pursuant to a demand registration under Section 2 hereof, in an offering initiated upon the exercise of such rights, and except for shares to be issued by the Company in an offering initiated by the Company, which shall have priority over the shares of Registrable Securities), and (ii) such reduced number of shares shall be allocated:

               (A) first, among all Holders of Demand Securities in proportion, as nearly as practicable, to the respective number of shares of Demand Securities (other than the ABS Prior Securities and ABS Series D Securities) held by such Holders at the time of filing the registration statement,

               (B) second, to ABS with respect to any ABS Prior Securities and ABS Series D Securities requested to be included in such registration,

               (C) third, among all Holders of other Registrable Securities in proportion, as nearly as practicable, to the respective number of shares of other Registrable held by such Holders at the time of the registration statement, and

               (D) fourth, among all participating Holders of other securities in proportion, as nearly as practicable, to the respective number of shares of other securities held by such Holders at the time of filing the registration statement.

     Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

          (d) The Company shall not be obligated, with respect to any Holder of Registrable Securities, to include any of such Holder=s Registrable Securities in a registration statement pursuant to this Section 3 more than four times. Subject to the foregoing sentence, if a Holder decides not to include any of its Registrable Securities in any registration statement filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or statements that may be filed by the Company with respect to offerings of its securities.

          4.  Registration Procedures.  If and whenever the Company is required
              -----------------------
by the provisions of Section 2 or 3 hereof to effect the registration of Registrable Securities under the Securities Act, the Company, at its expense and as expeditiously as possible, agrees to:

          (a) In accordance with the Securities Act and all applicable rules and regulations, prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective until the securities covered by such registration statement have been sold, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete for a period of 90 days from the effective date or until the securities covered by such registration statement have been sold, whichever occurs first;

          (b) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering and the Holders of a majority of Registrable Securities participating in such offering;

          (c) Furnish to the Holders of securities participating in such registration and to the underwriters of the securities being registered such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such underwriters and Holders may reasonably request;

          (d) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders of Registrable Securities and underwriters may reasonably request at least ten (10) days prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

          (e) Notify the Holders of Registrable Securities participating in such registration, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (f) Notify such Holders of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (g) Prepare and file promptly with the Commission, and promptly notify such Holders of Registrable Securities of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (h) In case any of such Holders of Registrable Securities or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such registration statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

          (i) Advise such Holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (j) At the request of any Holder of Registrable Securities covered by such registration statement, (i) furnish to such Holder on the effective date of the registration statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, an opinion dated such date of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state, federal and other securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and such opinion of counsel shall additionally cover such legal matters with respect to the registration as such requesting Holder or Holders may reasonably request, and (ii) use its best efforts to furnish to such Holders letters dated each of such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or if the offering is not underwritten that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other accounting and financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the registration statement and prospectus, as such requesting Holder or Holders may reasonably request.

          (k) Apply for listing and use its best efforts to list the Registrable Securities, if any, being registered on any national securities exchange on which a class of the Company's equity securities is listed (and to maintain such listing during the pendency of the relevant registration period) or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its reasonable best efforts to qualify the Registrable Securities, if any, being registered for inclusion on the automated quotation system of the NASD (and to maintain such qualification during the pendency of the relevant registration period).

          (l) Make senior executives of the Company available to assist the underwriters with respect to, and to accompany the underwriters on the so-called "road show" in connection with, marketing efforts for the distribution and sale of Registrable Securities pursuant to a Registration Statement.

     5.   Expenses.
          --------

          (a) With respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 2 hereof, the Company agrees to bear all fees, costs and expenses of such registration and the public offering in connection therewith; provided, however, that Holders participating in any
                         --------  -------
such registration agree to bear their pro rata share of the underwriting discount and commissions.

          (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above, shall consist of all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, reasonable fees and disbursements of one firm of counsel for the selling security holders designated by the Holders of a majority of the Registrable Securities included in such registration.

          (c) Notwithstanding the foregoing:

              (i) in the event that a registration pursuant to Section 2 is requested by an Initiating Holder and such request is withdrawn prior to the filing of a registration statement by the Company, or the Holders of Demand Securities cause the Company to withdraw a registration statement prior to its effectiveness, then either (at the election of the Initiating Holder), then either (A) the Initiating Holder and other Holders of Demand Securities requesting inclusion of their shares in such registration shall bear pro rata all fees, costs and expenses of the registration and preparation of the registration statement or (B) such requested registration shall be deemed to be one of the registrations the Company is required to effect pursuant to Section 2 hereof; provided, however, that if at the time of such withdrawal, the Holders
        --------  -------
have learned of a material adverse change in the condition, business, or prospects of the Company as of the date of their request for such registration not known to the Holders at the time of their request and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this Section 2;
and

              (ii) the Company shall pay the expenses of an registration on Form S-3 requested pursuant to Section 2 hereof only with respect to the first two Forms S-3 so filed.

     6.   Indemnification.
          ---------------

          (a) The Company hereby agrees to indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement and each of such Holder's officers, directors, partners, members, legal counsel and accountants, and each Person who controls such Holder within the meaning of the Securities Act and any underwriter (as defined in the Securities Act) for such Holder, and any Person who controls such underwriter within the meaning of the Securities Act, from and against, and agrees to reimburse such Holder, its officers, directors, partners, members, legal counsel, accountants and controlling Persons and each such underwriter and controlling Person of such underwriter with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which such Holder, its officers, directors, partners, members, legal counsel, accountants or controlling Persons, or any such underwriter or controlling Person of such underwriter may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii)any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement; provided, however, that the Company will not be liable to any such Person to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with written information furnished by such Holder, such underwriter or such controlling Person specifically for use in the preparation thereof; provided, further, that with respect to an untrue statement or alleged untrue statement or omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective (or an amended prospectus filed with the Commission pursuant to Rule 424(b)) (the "Final Prospectus"), this indemnity
                                              ----------------
shall not inure to the benefit of any underwriter or Holder or controlling person of any such underwriter or Holder if, having previously been furnished by or on behalf of, the Company with copies of the Final Prospectus, the underwriter in an underwritten offering, or the Holder in a nonunderwritten offering, thereafter fails to deliver, prior to or concurrently with the sale of securities to such person, a copy of the Final Prospectus to the person asserting the claim, action, demand, loss, damage, liability, cost or expense.

          (b) Each Holder of shares of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement hereby agrees (severally and not jointly) to indemnify and hold harmless the Company, its officers, directors, legal counsel and accountants and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers, directors, legal counsel, accountants and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company, its officers, directors, legal counsel, accountants or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the indemnity agreement contained
                     --------  -------
in this subsection 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld or delayed; provided, further, that the total amounts payable in
                     --------  -------
indemnity by a Holder under this subsection 6(b) shall not exceed the net proceeds received by such Holder in the registered offering out of which such claim, action, demand, loss, damage, liability, cost, or expense arises.

          (c) Promptly after receipt by a party indemnified pursuant to the provisions of subsection (a) or (b) of this Section 6 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim therefor is to be made against the indemnifying party pursuant to the provisions of subsection (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6 and shall not relieve the indemnifying party from liability under this Section 6 unless such indemnifying party is prejudiced by such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying parties similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under subsection (a) or (b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

          (d) If the indemnification provided for in subsection (a) or (b) of this Section 6 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder of Registrable Securities shall be obligated to contribute pursuant to this subsection (d) shall be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Registrable Securities).

          (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

          (f) The obligations of the Company and Holders under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement and termination of this Agreement.

     7.   Future Registration Rights.
          --------------------------

          (a) The Company, if and to the extent expressly approved by the Board, may subsequently grant the benefits afforded hereunder (with respect to the Holders of Future Registrable Securities) to any employee of or consultant to, or holder of equity securities of, the Company; provided, that such Person
                                                --------
executes a written agreement to be bound by the terms hereof as if he or she were an original party hereto.

          (b) Without the prior written consent of the Holders of a Majority of the Demand Securities and of the Holders of a Majority of the Series A Investor Securities and except as expressly permitted by this Agreement and except for an underwriting agreement between the Company and one or more professional underwriters of securities, the Company shall not enter into any agreement with any Holder or prospective Holder of any securities of the Company which would allow such Holder or prospective Holder to (i) include such securities in any registration filed under Section 2 or 3 hereof unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable securities of the Holders which are included or (b) to make a demand registration.

     8.   Shareholder Information.  The Company may request each Holder of
          -----------------------
Registrable Securities as to which any registration is to be effected pursuant to this Agreement to furnish the Company with such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement agrees to furnish the Company with such information.

     9.    Forms.  All references in this Agreement to particular forms of
           -----
registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     10.   Lockup Agreement.  In consideration for the Company agreeing to its
           ----------------
obligations under this Agreement, each Investor and each Founder agrees in connection with any registration of the Company's securities that, upon the request the managing underwriter of any underwritten offering of the Company's securities (or, if there is no managing underwriter, the Company), it or he shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any capital stock of the Company (other than those that included in such registration) without the prior written consent of such managing underwriter (or, if there is no managing underwriter, the Company) for such period of time as such managing underwriter (or, if there is no managing underwriter, the Company) may specify (not to exceed 180 days); provided that all directors, executive officers and the Holders of 5% or more of the Common Stock are similarly restricted; provided further that such agreement shall apply only to the IPO and shall not apply to the Registrable securities, if any, sold in the IPO.

     11.   Termination of Registration Rights. The registration rights granted
           ----------------------------------
pursuant to this Agreement will terminate five years after the IPO.

     12.   Transfer of Registration Rights.  The rights to cause the Company to
           -------------------------------
register securities granted to the Holders of Registrable Securities pursuant to this Agreement may be transferred or assigned only (i) with respect to ABS, to an immediate or remote transferee of ABS who after such transfer is the Holder of not less than 10% of the number of shares of ABS Securities that ABS is the Holder of as of the date hereof, (ii) with respect to a Series A Investor, to an immediate or remote transferee of such Series A Investor who after such transfer is the Holder of not less than 10% of the number of shares of Series A Investor Securities outstanding as of the date hereof or (iii) with respect to the Premier, to a Designated Affiliate (as defined in the Premier Stock Purchase Agreement). Any purported assignment or transfer of such rights made in contravention of this Section 12 shall be null and void.

     13.   Miscellaneous.
           -------------

           13.1  Waivers and Amendments.
                 ----------------------

                 (a) With the written consent of the Holders of a Majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of Registrable Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Holders of Registrable Securities and the Company; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid proportion of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all of the Registrable Securities.

                 (b) Notwithstanding subsection (a) above:

                     (i) without the consent of ABS, the obligations of the Company to ABS and the rights of ABS hereunder may not be waived, modified or amended in such manner as to adversely affect the rights of ABS;

                     (ii) without the consent of the Holders of a Majority of the Series A Investors, the obligations of the Company to the Series A Investors and the rights of the Series A Investors hereunder may not be waived, modified or amended in such manner as to adversely affect the rights of the Series A Investors; and

                     (iii) without the consent of Premier, the obligations of the Company to Premier and the rights of Premier hereunder may not be waived, modified or amended in such manner as to adversely affect the rights of Premier.

                 (c) Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company agrees to give promptly written notice thereof to the Holders of the Registrable Securities who have not previously consented thereto in writing.

                 (d) Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 13.1. Specifically, but without limiting the generality of the foregoing, the failure of any party hereunder at any time or times to require performance of any provision hereof by the Company shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

           13.2  Effect of Waiver or Amendment.
                 -----------------------------

                 (a) Each Holder of Registrable Securities acknowledges that by operation of Section 13.1 hereof the Holders of a Majority of the Registrable Securities will, subject to the limitations contained in Section 13.1(b), have the right and power to diminish or eliminate certain rights of such Holder under this Agreement.

                 (b) Each Holder of Series A Investor Securities acknowledges that by operation of Section 13.1 hereof the Holders of a Majority of the Series A Investor Securities will, have the right and power to diminish or eliminate certain rights of such Holders under this Agreement

           13.3  Rights of Holders Inter Se.  Each Holder of Registrable
                 --------------------------
Securities shall have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement or any Registrable Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this

Agreement or any agreement effecting any such modification, and such Holder shall not incur any liability to any other Holder with respect to exercising or refraining from exercising any such right or rights.

           13.4  Notices.  All notices, requests or consents required or
                 -------
permitted under this Agreement shall be made in writing and shall be given to the other parties by personal delivery, registered or certified mail (with return receipt), overnight air courier (with receipt signature) or facsimile transmission (with "answerback" confirmation of transmission), sent to such party's addresses or telecopy numbers as are set forth below such party's signatures to this Agreement, or such other addresses or telecopy numbers of which the parties have given notice pursuant to this Section 12.4. Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable (or if given by registered or certified mail, upon the earlier of (i) actual receipt or
(ii) three days after deposit thereof in the United States mail (with respect to addresses within the United States) or ten days after deposit thereof in the United States mail (with respect to addresses outside of the United States).

           13.5  Severability.  Should any one or more of the provisions of this
                 ------------
Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

           13.6  No Third Parties.  Subject to Section 6 hereof, this Agreement
                 ----------------
shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement or, with respect to the Company, any successor thereto.

           13.7  Headings.  The headings of the sections, subsections and
                 --------
paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

           13.8  Choice of Law.  It is the intention of the parties that the
                 -------------
internal substantive laws, and not the laws of conflicts, of the State of California should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

           13.9  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

           13.10 Arbitration.
                 -----------

                 (a) Any and all disputes or controversies, whether of law or fact and of any nature whatsoever arising from or respecting this Agreement, shall be decided by binding arbitration in accordance with Title 9 of the United States Code and the Commercial Arbitration Rules of the American Arbitration Association (the "Association"). If the parties are unable to agree upon a
                  -----------
single arbitrator, the arbitrator shall be a single, independent arbitrator selected by the Association.

          (b) Arbitration shall take place at Los Angeles, California, or any other location mutually agreeable to the parties. The decision of the arbitrator shall be final and binding upon all parties hereto and all persons claiming under and through them and judgment thereon may be entered by any court of competent jurisdiction. The fees and expenses of the arbitrator shall be paid equally by the parties to such arbitration.

          13.11 Rule 144.  To the extent that the Company is subject to the
                --------
filing and reporting requirements of the Securities Act and the Exchange Act, and so long as there are Demand Securities outstanding, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the IPO, and will take such further action as any holder of Demand Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Demand Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Demand Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements and with a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

          13.12 Mergers, etc.  The Company shall not, directly or indirectly,
                -------------
enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization, provided that to the extent such securities to be received are convertible into shares of common stock of the issuer thereof, then any such shares of common stock or other securities as are issued or issuable upon conversion of said convertible securities shall also be included within the definition of "Registrable Securities".

          13.13 Entire Agreement.  This Agreement contains the entire
                ----------------
understanding of the parties hereto in respect of its subject matter and supersedes all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter (except that the Investors= obligations under any confidentiality agreement with the Company shall continue in full force and effect).

          13.14 Termination of Prior Agreement.  The Company, ABS and Premier
                ------------------------------
hereby agree that:

                (a) Subject to subsection (b) below, the Prior Agreement is hereby terminated and of no further force and effect.

                (b) If, pursuant to Section 2 of the Series A Preferred Stock Purchase Agreement, the Company is required to return to the Series A Investors the amounts paid thereby for the Series A preferred Stock, then thereupon and thereby (i) this Agreement will be terminated and (ii) the Prior Agreement shall be reinstated and shall thereafter continue in full force and effect.

                [REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]


          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.


                                   AMERICAN PHARMACEUTICAL PARTNERS, INC.



                                   By:
                                      -----------------------------------
                                        PATRICK SOON-SHIONG, President

                                   Address for Notices:
                                   3212 Nebraska Avenue
                                   Santa Monica, CA  90404
                                   Telecopy Number: (310) 264-7775


                                   PREMIER PURCHASING PARTNERS, L.P.
                                   By:  Premier Plans, Inc.
                                        Its General Partner



                                        By:
                                           ------------------------------

                                        Title:
                                              ---------------------------

                                   Address for Notices:
                                   12730 High Bluff Drive, Suite 300
                                   San Diego, CA 92130-2099
                                   Telecopy Number: (619) 481-9914


                                   VIVORX PHARMACEUTICAL, INC.


                                   By:
                                      -----------------------------------
                                        PATRICK SOON-SHIONG, President

                                   Address for Notices:
                                   3212 Nebraska Avenue
                                   Santa Monica, CA 90404
                                   Telecopy Number: (310) 264-7775

                                   [SIGNATURE BLOCKS FOR INVESTORS]